UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 15, 2007
Date of Report
(Date of earliest event reported)

Defense Industries International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30105	84-1421483

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Brisel Street Industrial Zone Sderot, Israel

(Address of principal executive offices and zip code)

(011) 972-8-689-1611

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 15, 2007, the registrant reported its results of operations for the quarter ended March 31, 2007. A copy of the press release issued by the registrant in this connection was furnished therewith as Exhibit 99.1. On May 16, 2007 the registrant issued a press release correcting some of the information in the May 15, 2007 release. A copy of the corrected press release issued by the registrant is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.2	Press Release dated May 16, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 16, 2007	Defense Industries International, Inc. (Registrant) By: /s/ Baruch Tosh —————————————— Baruch Tosh President